STOCK PURCHASE AGREEMENT

         This Stock Purchase Agreement ("Agreement"), is entered into on the 17th day of April, 1998, by and between Westmark Group Holdings, Inc., a Delaware corporation, hereinafter referred to as "Seller," and Payton Story, hereinafter referred to as "Buyer."

                                   WITNESSETH

         WHEREAS, the Buyer wishes to purchase shares of common stock of the Seller upon the terms and subject to the conditions of this Agreement, subject to acceptance of this Agreement by the Seller.

         NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1.     AGREEMENT To PURCHASE AND PURCHASE PRICE.

                  a. Purchase. The undersigned hereby agrees to purchase 103,333 shares of restricted common stock of Seller for the sum of $219,583. The purchase price shall be payable in United States dollars.

                  b. Terms of Payment. Buyer shall pay to seller the sum of $170,000 within thirty (30) days from the date of this agreement (the "initial payment"). The balance in the sum of $49,583 shall be paid in accordance with the terms and conditions of a promissory note, a copy of which is attached hereto, marked Exhibit "A" and by this reference made part hereof.

         2. BUYER REPRESENTATIONS, WARRANTIES, ETC.; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION. The Buyer represents and warrants to, and covenants and agrees with, the Seller as follows:

                  a. The Buyer is purchasing the shares for its own account for investment only and not with a view toward the public sale or distribution thereof;

                  b. All subsequent offers and sales of the shares by the Buyer shall be made pursuant to registration of the shares under the Securities Act of 1933 or pursuant to an exemption from registration;

                  c. The Buyer understands that no federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the shares;

                  d. This Agreement is a valid and binding agreement of the Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally;

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         3. SELLER'S REPRESENTATIONS. The Seller represents and warrants to the Buyer that:

                  a. Concerning the Shares. The shares, when delivered and paid for in accordance with this Agreement, will be duly and validly authorized and issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder;

                  b. Purchase Agreement. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Seller and is a valid and binding agreement of the Seller enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally;

                  c. Non-Contravention. The execution and delivery of this Agreement by the Seller and the consummation by the Seller of the sale of the shares and the other transactions contemplated by this Agreement do not and will not conflict with or result in a breach by the Seller of any of the terms and provisions of, or constitute a default under the certificate of incorporation or by-laws of the Seller or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Seller is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Seller or any of its properties or assets; and

                  d. Approvals. The Seller is not aware of any authorization, approval or consent of any governmental body which is required to be obtained by the Seller for the issuance and sale of the sharks as contemplated by this Agreement.

         4.     CERTAIN COVENANTS AND ACKNOWLEDGEMENTS

                  a. Transfer Restrictions. The Buyer acknowledges that (1) the shares to be sold to it hereunder have not been and are not being registered under the provisions of the Securities Act of 1933 and may not be transferred unless (A) the shares are subsequently registered thereunder or (B) the Buyer shall have delivered to Westmark Group Holdings, Inc. an opinion of counsel, reasonably satisfactory in form, scope and substance to Westmark Group Holdings, Inc., to the effect that the shares may be sold or transferred pursuant to an exemption from such registration, (2) any sale of the shares made in reliance on Rule 144 promulgated under the Securities Act of 1933 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale such shares under circumstances in which the Seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the Securities Act of 1933, may require compliance with some other exemption under the Securities Act of 1933 or the rules and regulations of the SEC thereunder, and (3) neither Westmark Group Holdings, Inc. nor any other person is under any obligation to register the shares under the Securities Act of 1933 or to comply with the terms and conditions of any exemption thereunder.

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                  b. Restrictive Legend. The Buyer acknowledges and agrees that the certificates for the shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for the shares):

         "The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for these shares under the Securities Act of 1933 or an opinion of the Seller's counsel that registration is not required under said Act."

         5. STOCK DELIVERY INSTRUCTIONS. The certificate or certificates for the shares shall be delivered by the Seller to Buyer upon receipt of the initial payment and an executed promissory note as hereinabove set forth.

         6. CONDITIONS TO THE SELLER'S OBLIGATION TO SELL. The Buyer understands that the Seller's obligation to sell the shares to the Buyer pursuant to this Agreement is conditioned upon:

                  a. The receipt and acceptance by the Seller of an executed duplicate original of this Agreement;

                  b. Receipt by Seller of the initial payment from Buyer as hereinabove set forth, and an executed promissory note in accordance with the terms and conditions set forth in Exhibit "A."

         7. GOVERNING LAW; MISCELLANEOUS. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Florida. A facsimile transmission of this signed agreement shall be legal and binding on all parties hereto. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement. Any notices required or permitted to be given under the terms of this Agreement shall be sent by mail or delivered personally or by courier and shall be effective five (5) days after being placed in the mail, if mailed, or upon receipt, if delivered personally or by courier, in each case addressed to a party at such party's address shown on the signature page of this Agreement or such other address as a party shall have provided by notice to the other party in accordance with this provision.

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         IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyer as of the date set forth below.

SELLER:                                              BUYER:

WESTMARK GROUP HOLDINGS, INC.                        PAYTON STORY
8000 North Federal Highway                           8000 North Federal Highway
Boca Raton, FL 33487                                 Boca Raton, FL 33487


Dated:       4/17/98                                 Dated:   4/17/98
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By:          /s/ I.H. Bowen                                /s/ Payton Story, III
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                                                         PAYTON STORY
Its:         C.F.O.
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